EXHIBIT 3.1
ARTICLES OF INCORPORATION

Electronic Articles of Incorporation For

P10000077734
FILED
September 22, 2010
Sec. Of State
rdunlap

ECRID, INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

ECRID, INC.

Article II

The principal place of business address:

8895 N. MILITARY TRIAL
SUITE 205B
PALM BEACH GARDENS, FL. 33410

The mailing address of the corporation is:

8895 N. MILITARY TRIAL
SUITE 205B
PALM BEACH GARDENS, FL. 33410

Article III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:

100,000,000 SHARES OF COMMON STOCK

Article V

The name and Florida street address of the registered agent is:

CLEVELAND, GARY
1446 SW 169TH AVENUE
INDIANTOWN, FL. 34956

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: CLEVELAND GARY

P10000077734
FILED
September 22, 2010
Sec. Of State
rdunlap

Article VI

The name and address of the incorporator is:

CLEVELAND GARY 1446 SW 169TH STREET
INDIANTOWN, FL 34956

Incorporator Signature: CLEVELAND GARY

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: PRES
CLEVELAND GARY
1446 SW 169TH STREET
INDIANTOWN, FL. 34956

Article VIII

The effective date for this corporation shall be:

09/15/2010

090103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.380)

Filed in the Office of	Business Number C7032-1997
Barbara K. Cegavske	Filing Number 20170295407-17
Secretary of State State Of Nevada	Filed On 07/10/2017
	Number of Pages 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:
DPOLLUTION INTERNATIONAL, INC

2. The articles have been amended as follows: (provide article numbers, if available)
NAME CHANGE: ECRID, INC

3. The undersigned declare that they constitute **at least two-thirds** of the following:
(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: 07/02/2017 Time: 2:22
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature]
Authorized Signature

X
Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Filed in the Office of	Business Number C7032-1997
Barbara K. Cegavske	Filing Number 20170247999-50
Secretary of State State Of Nevada	Filed On 06/07/2017
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

DPOLLUTION INTENATIONAL, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

That the articles be amended so that the authorized common share are to be increased to: 700,000,000 at a par value of $0.0001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: unanimous

4. Effective date and time of filing: (optional) Date: 06/07/2017 Time: 3:00PM

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Cleveland Gary

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

BOARD OF DIRECTORS RESOLUTION

Date: June 20, 2017
Board of Directors Members present at the meeting:
Cleveland Gary

Company: DPollution International, Inc.

Be it resolved that the Board of Directors of DPollution International, Inc., have met and agreed as follows:

It is approved that:

1. CLEVELAND GARY. is authorized to act in behalf of DPollution International, Inc., to do the following:
   a. Conduct daily business
   b. Open Bank accounts
   c. Sign Asset Purchase Agreements
   d. Act in any Management Capacity of DPollution International, Inc.
   e. Change the name from DPollution International, Inc. to Ecrid and do a reverse split 70-1.

Cleveland Gary (signature)
Cleveland Gary, CEO/President,
Secretary, Treasurer, Director

6/20/2017
Date

Notary:

State of Florida

County of Palm Bch

This instrument was signed before me on 6-20-17

by Cleveland Gary
Print name of signer(s)

Tammy A Casson (signature)
Notary Signature

TAMMY A. CASSON
MY COMMISSION # FF 932180
EXPIRES: December 2, 2019
Bonded Thru Budget Notary Services

Affix seal/stamp as close to signature as possible.

090103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.380)

Filed in the Office of	Business Number C7032-1997
Barbara K. Cegavske	Filing Number 20170265660-55
Secretary of State State Of Nevada	Filed On 06/20/2017
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

DPollution International, Inc

2. The articles have been amended as follows: (provide article numbers, if available)

Common Stock
Stock Split ration 70 to 1

Total shares outstanding prior to split* 176533964
Number of shares being cancelled* 174012050
Total shares outatanding ofter reverse* split*2521914

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: 06/19/2017 Time: 1:19 PM
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X *Cleveland Gary*
Authorized Signature

X
Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Copies Order Form

ORDER CANNOT BE CHANGED OR CANCELED ONCE SUBMITTED.

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Order Processing Requested: **(Expedite Processing *Requires* Additional Fees Per Entity and Certificate Type)**

☐ Regular Processing ☒ **24-HOUR** Expedite ($125.00 additional fee) ☐ **2-HOUR** Expedite ($500.00 additional fee) ☐ **1-HOUR** Expedite ($1000.00 additional fee)

Entity Details: Entity or NVID Number: C7032-1997

Entity Name: ECRID, Inc.

Contact/Return to Information:

Contact Name: Cleveland Gary Phone number: (561) 360-9534

Address: 14664 SW 169th ave. Indiantown, Fl 34956

Return Delivery: (email or fax options do not receive a copy via mail; must be ordered separately)

☐ Hold for Pick Up ☐ Mail to Address Above ☐ FedEx: Acct #

☑ Email to: clevegary42@gmail.com ☐ Fax to:

☑ **Filed Documents:**

Type of Copies Ordered: ☑ Plain ($2 per page) ☐ Certify as a packet ($30 + $2 per page) ☐ Certify each filing ($30 per + $2 per page)

☐ Entire File (Includes all Public Records filed for Entity) ☑ Articles ☐ All Amendments ☐ All Articles and Amendments

☐ Last List Filed ☐ All Lists on file ☐ Specific List: Document # ____________________

☐ Entity Search ($50)

Please provide special instructions like number of sets requested, additional document numbers below or attach a separate page:

Just One Set Of The ECRID Articles

Certificates: ($50 per Certificate/Charter)

☐ Good Standing - Short Form ☐ Good Standing - Long Form ☐ Certificate of Status

☐ Entity Charter ☐ Other Certificate: ____________________

☑ Business License - Permission Letter Required. ($2 per copy)

☐ Ceremonial Certificate/Charter (Colored Certificate with Raised Seal $100)____________________.

☐ **Apostille/Certification:** ($20 per Apostille/Certification) Documents requiring an Apostille/Certification must be certified

- Country Document will be used in: N/A
- Include your full first and last name and your original signature.
- LEGAL Name of Applicant: N/A
- Type of document presented for certification: N/A

  I declare under penalty of perjury, that the document for which the authentication or certification is requested will not be used to:

  (1) Harass a person; or (2) Accomplish any fraudulent, criminal or other unlawful purpose. NRS 240.1657 Misuse may expose signer to prosecution for a category C felony. NRS 193.130
- X [signature] ____________________

  Apostille/Certification Applicant Signature

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

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MAIN OFFICE: *Regular and Expedited Orders*	SATELLITE OFFICE: *Expedited Orders Only*
Secretary of State Copies Division 202 North Carson Street Carson City NV 89701-4201 Phone 775-684-5708 Fax 775-684-5645	Secretary of State - Las Vegas North Las Vegas City Hall 2250 North Las Vegas Blvd, 4th Floor North Las Vegas, NV 89030 Phone: 702-486-2880 Fax: 702-486-2888

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
Phone: (775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Commercial Recordings Copies and Certification Services Fee Schedule

The following is a list of copies and certification services and the associated fees for Commercial Recording and apostille/certification services. Fees are per document unless otherwise noted.

SERVICE REQUESTED:

Copies	$2.00 per page
Certification of Document	$30.00
Search	$50.00
Certificate of Existence (evidence of good standing – short form)	$50.00
Certificate of Existence (listing amendments – long form)	$50.00
Ceremonial Certificate of Good Standing	$100.00
Certificate Evidencing Name Change	$50.00
Certificate of Fact of Merger	$50.00
Certificate of Default	$50.00
Certificate of Revocation	$50.00
Certificate of Dissolution	$50.00
Certificate of Withdrawal	$50.00
Certificate of Cancellation	$50.00
Certificate of Non-Existence	$50.00
Miscellaneous Certificates	$50.00
Apostille (Hague Treaty Nations)/Certification (Non-Hague Treaty Nations)	$20.00
Corporate Charter	$50.00
Ceremonial Charter	$100.00

EXPEDITE SERVICE:

Expedite service is available for copies, certificate and certification services. Fees for expedite service are in addition to the fees as listed above.

24 Hour Expedite Service: *Order may be picked up or mailed out within 24-hours.*

Apostille	$75.00
Copies: Per entity name	$125.00
Certificates: Per entity name and certificate type	$125.00
Search: Expedite fee on search only; additional expedite fee required for copies	$125.00

2-Hour Expedite Service: *Order may be picked up or mailed within 2-hours.*

1 or more certificates (per entity name and certificate type)	$500.00
1 or more copies (per entity name)	$500.00

1-Hour Expedite Service: *Order may be picked up or mailed within 1-hour.*

1 or more certificates (per entity name and certificate type)	$1000.00
1 or more copies (per entity name)	$1000.00

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3. Fax back service is *only available* for certificates or copies of 50 pages or less. This service must be requested at time of order with complete fax information provided.
4. Each order will be returned to one address only.

230105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

ePayment Checklist
(For Counter, Fax and Mail Requests)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Service Type: ☐ Counter ☐ Mail ☐ Fax

Order Processing Requested: **(Expedite Processing *Requires* Additional Fees)**

☐ Regular Processing ☒ **24-HOUR** Expedite ☐ **2-HOUR** Expedite ☐ **1-HOUR** Expedite

Payment by Card *(card holder name and billing address required below)*

Card Type: ☒ VISA ☐ MasterCard ☐ Discover ☐ American Express

Customer Credit Card Number: 4 4 8 2 3 3 0 0 6 6 2 3 5 7 0 6

V CODE*: 8 2 0

* 3-digit number found on the far right of the backside of VISA, MasterCard and Discover cards
4-digit number found on the front right side of American Express card.

NOTICE: ***For security and verification purposes, all credit card payments must include the 3 or 4-digit CVV2 code (VCode) number located on the credit card. Failure to include this code will result in the rejection of your filing or service request.***

Credit Card Expiration Date: Month 01 Year 2024

Amount to Charge Card: USD $ 150.00

Order Information *(required)*

Entity Name/Order Reference: ECRID/C7032-1997

Card Holder Information:

Name as it Appears on the Account: Cleveland Gary

Billing Address: 14664 SW 169th Ave.

City, State, Zip: Indiantown, Fl 34956

Telephone: (561) 360-9534 Ext

Payment Authorization

I authorize the Secretary of State to bill an amount not to exceed the following to be charged to the above listed account(s):

X [illegible signature]
Authorized Signature

Not to Exceed Amount: USD $ 150.00

T

090103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C7032-1997
Barbara K. Cegavske (signature)	Filing Number 20170238965-63
Secretary of State State Of Nevada	Filed On 05/30/2017
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

DPOLLUTION INTERNATIONAL, INC

2. The articles have been amended as follows: (provide article numbers, if available)

Common Stock
Stock Split ratio 70 for 1

1. Total Shares outstanding prior to split:* 176533964
2. Number of Shares being cancelled:* 174012050
3.Total Shares outatanding after reverse split:* 2521914

3. The undersigned declare that they constitute at least two-thirds of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: 05/16/2017 Time: 12.00

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X (signature)
Authorized Signature

X
Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

FILED
Jul 17, 2017
Secretary of State

ARTICLES OF DISSOLUTION

Pursuant to section 607.1401, Florida Statutes, this Florida corporation submits the following Articles of Dissolution:

FIRST: The name of the corporation as currently filed with the Florida Department of State:

ECRID, INC.

SECOND: The document number of the corporation: P10000077734

THIRD: The file date of the articles of incorporation: September 22, 2010

FOURTH: None of the corporation's shares have been issued.

FIFTH: No debt of the corporation remains unpaid.

SIXTH: The net assets of the corporation remaining after winding up have been distributed to the shareholders, if shares were issued.

SEVENTH: A majority of the incorporators authorized the dissolution.

I submit this document and affirm that the facts stated herein are true. I am aware that any false information submitted in a document to the Department of State constitutes a third degree felony as provided for in section 817.155, Florida Statutes.

Signature: CLEVELAND E GARY CEO

Electronic Signature of Signing Officer, Director, Incorporator or Authorized Representative

FILED
Jul 17, 2017
Secretary of State

Notice of Corporate Dissolution

This notice is submitted by the dissolved corporation named below for resolution of payment of unknown claims against this corporation as provided in s. 607.1407, F.S.

Name of Corporation:

ECRID, INC.

Date of dissolution will be the date the dissolution is filed with the Department of State or as specified in the Articles of Dissolution.

Description of information that must be included in a claim:

ASSET PURCHASE AGREEMENT. DPOLLUITON INTERANTUINAL, INC. NEVADA CORPORATION (BUYER)
ECRID, INC.

Mailing address where claims can be sent:

308 KELSEY PARK CIRCLE
PALM BEACH GARDNES, FL 33410

A claim against the above named corporation will be barred unless a proceeding to enforce the claim is commenced within 4 years after the filing of this notice.

I submit this document and affirm that the facts stated herein are true. I am aware that any false information submitted in a document to the Department of State constitutes a third degree felony as provided for in section 817.155, Florida Statutes.

Signature: CLEVELAND E GARY
Electronic Signature of the Person Filing

SECRETARY OF STATE

STATE OF NEVADA

CERTIFICATE OF EXISTENCE
WITH STATUS IN GOOD STANDING

I, BARBARA K. CEGAVSKE, the duly qualified and elected Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non-profit corporations, corporation soles, limited-liability companies, limited partnerships, limited-liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify, that the following is a list of all organizational documents on file in this office for

ECRID, INC

Organizational Documents on File	Filing Date

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, ECRID, INC, as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since 04/02/1997, and is in good standing in this state.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 03/12/2021

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B202103121504874
You may verify this certificate
online at http://www.nvsos.gov

SECRETARY OF STATE

STATE OF NEVADA

CERTIFICATE OF EXISTENCE
WITH STATUS IN GOOD STANDING

I, BARBARA K. CEGAVSKE, the duly qualified and elected Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non-profit corporations, corporation soles, limited-liability companies, limited partnerships, limited-liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify, that the following is a list of all organizational documents on file in this office for

ECRID, INC

Organizational Documents on File	Filing Date

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, ECRID, INC, as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since 04/02/1997, and is in good standing in this state.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 03/12/2021

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B202103121504871
You may verify this certificate online at http://www.nvsos.gov

SECRETARY OF STATE

STATE OF NEVADA

CERTIFICATE OF EXISTENCE WITH STATUS IN GOOD STANDING

I, BARBARA K. CEGAVSKE, the duly qualified and elected Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non-profit corporations, corporation soles, limited-liability companies, limited partnerships, limited-liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify, that the following is a list of all organizational documents on file in this office for

ECRID, INC

Organizational Documents on File	Filing Date

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, ECRID, INC, as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since 04/02/1997, and is in good standing in this state.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 03/12/2021

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B202103121504873
You may verify this certificate online at http://www.nvsos.gov

BOARD OF DIRECTORS RESOLUTION

Date: June 20, 2017
Board of Directors Members present at the meeting:
Cleveland Gary

Company: DPollution International, Inc.

Be it resolved that the Board of Directors of DPollution International, Inc., have met and agreed as follows:

It is approved that:

1. CLEVELAND GARY. is authorized to act in behalf of DPollution International, Inc., to do the following:
   a. Conduct daily business
   b. Open Bank accounts
   c. Sign Asset Purchase Agreements
   d. Act in any Management Capacity of DPollution International, Inc.
   e. Change the name from DPollution International, Inc. to Ecrid and do a reverse split 70-1.

Cleveland Gary, CEO/President, Secretary, Treasurer, Director

6/20/2017
Date

Notary:

State of Florida

County of Palm Bch

This instrument was signed before me on 6-20-17

by Cleveland Gary
Print name of signer(s)

Notary Signature

TAMMY A. CASSON
MY COMMISSION # FF 932180
EXPIRES: December 2, 2019
Bonded Thru Budget Notary Services

Affix seal/stamp as close to signature as possible.

Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.380)

Filed in the Office of	Business Number C7032-1997
Barbara K. Cegavske	Filing Number 20170295407-17
Secretary of State State Of Nevada	Filed On 07/10/2017
	Number of Pages 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:
DPOLLUTION INTERNATIONAL, INC

2. The articles have been amended as follows: (provide article numbers, if available)
NAME CHANGE: ECRID, INC

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: 07/02/2017 Time: 2:22
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature]
Authorized Signature

X
Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.